UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-24025

COATUE INNOVATIVE STRATEGIES FUND

(Exact name of registrant as specified in charter)

c/o Coatue Management, L.L.C.

9 West 57th Street

25th Floor

New York, NY 10019

(Address of principal executive offices) (zip code)

Philippe Laffont

c/o Coatue Management, L.L.C.

9 West 57th Street

25th Floor

New York, NY 10019

(Name and address of agent for service)

Copy to:

Nicole M. Runyan, P.C. Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 (212) 446-4800	Jessica L. Patrick, Esq. Jason Monfort, Esq. Kirkland & Ellis LLP 1301 Pennsylvania Avenue N.W. Washington, D.C. 20004 (202) 389-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Shareholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Coatue Innovative Strategies Fund

December 31, 2025

Annual Report

For the period from May 2, 2025 (Initial Closing Date)

through December 31, 2025

Coatue Innovative Strategies Fund

Table of Contents

December 31, 2025

CTEK - Management’s Discussion of Company Performance (Unaudited)

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended December 31, 2025, the Coatue Innovative Strategies Fund (the “Fund”) sought to achieve its investment objective of long-term capital appreciation. The Fund is a non-diversified, closed-end management investment company that commenced trading operations on May 12, 2025. The Fund focuses its investment strategies around investing in “Innovation Companies” (as defined in the Fund’s prospectus). This discussion is unaudited and should be read in conjunction with the Fund’s consolidated financial statements. Past performance does not predict future results. The information and opinions expressed in this discussion are based on the Adviser’s analysis and information available as of December 31, 2025 and are subject to change. There can be no assurance that the Fund will achieve its investment objective or avoid losses.

Investment Approach and Thematic Alignment

During the period, the Fund focused on identifying companies that the Adviser believed were innovating or enabling innovation across areas including information technology, financials, communication services, consumer technology, industrials, utilities, and healthcare technology. In line with the Fund’s stated strategy, investments were made in both public and private companies, including companies in the pre-initial public offering stage. Consistent with the Fund’s prospectus, and depending on market conditions and other factors, the Fund generally intends to allocate approximately 50-80% of its assets to public investments and 20-50% to private investments, though actual allocations may vary. The Adviser emphasized fundamental research, valuation, and liquidity considerations in establishing and sizing positions. The Fund may maintain cash and cash-equivalent instruments pending investment, for defensive purposes, or to manage liquidity.

Portfolio Development and Execution

In building the portfolio, the Adviser established a set of public equity positions and made select private investments across innovation-driven companies. Portfolio positioning was actively managed in response to valuation, fundamentals, and market conditions, while also monitoring liquidity and position concentration consistent with the Fund’s non-diversified structure. The Fund may also use derivatives and other techniques to manage risk or to protect the portfolio during periods of volatility, or to gain specific market exposure or enhance returns. These instruments may include options, swaps, and forward and futures contracts. The Fund may also hold cash or cash equivalent instruments for defensive purposes or liquidity management.

On the public side, the Fund maintained exposure to information technology, communication services, industrials, and internet-oriented businesses, emphasizing companies that the Adviser believed were well-positioned to benefit from secular growth trends.

Performance and Risk Management

For the fiscal year ended December 31, 2025, Fund performance reflected both the potential benefits and inherent volatility of investing in innovation-oriented assets. Performance was influenced by exposure to public and private holdings aligned with long-term themes. Short-term market volatility and sector rotations created intermittent pressure, particularly within technology- and industrial-related exposures. Despite near-term fluctuations, portfolio positioning consistently reflected the Fund’s long-term themes. Because the Fund commenced trading operations on May 12, 2025, the Fund has a limited performance history and performance information for the fiscal year ended December 31, 2025 reflects a period shorter than a full year. Year-to-date returns as of December 31, 2025 were 18.83% for Class S (without inclusion of sales load), 11.74% for Class D (without inclusion of sales load), and 20.19% for Class I (has no sales load). At December 31, 2025, the Fund’s net asset value per share was $11.81 for Class S, $11.10 for Class D, and $11.94 for Class I.

Risk management remained a key consideration in portfolio construction, including position sizing, monitoring of exposure, and diversifying across issuers, sectors, and asset types. This disciplined approach sought to position the Fund to participate in upside environments while remaining focused on mitigating downside risk through periods of market uncertainty. As a closed-end fund, the Board may authorize the Fund to conduct periodic repurchase offers, and under normal market conditions the Adviser intends to recommend that the Board conduct quarterly repurchase offers of up to 5% of the Fund’s net assets, although there is no assurance that repurchase offers will be conducted in any particular period. The Fund did not conduct any periodic repurchase offers during the period ended December 31, 2025.

CTEK - Management’s Discussion of Company Performance (Unaudited) (continued)

Fund Performance

December 31, 2025 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with similar investments in the MSCI AC World Index (“MSCI ACWI”). Results include the reinvestment of all dividends and capital gains. The index does not reflect the fees charged and expenses of the Fund, which would lower performance.

The MSCI ACWI captures large and mid-cap representation across 23 developed markets and 24 emerging markets countries. With 2,515 constituents, the index covers approximately 85% of the global investable equity opportunity set. The index is unmanaged and not available for direct investment.

Past performance does not predict future performance, and the performance information set forth herein does not reflect the deduction of taxes that an investor would pay on Fund distributions or the repurchase of Fund shares.

CTEK - Management’s Discussion of Company Performance (Unaudited) (continued)

Annual Total Returns as of December 31, 2025

Since Inception*
Coatue Innovative Strategies Fund - Class I	20.19%
Coatue Innovative Strategies Fund - Class S	18.83%
Coatue Innovative Strategies Fund - Class D	11.74%
MSCI AC World Index	22.95%

*Coatue Innovative Strategies Fund Class I commenced operations on May 2, 2025. Coatue Innovative Strategies Fund Class S commenced operations on June 1, 2025. Coatue Innovative Strategies Fund Class D commenced operations on August 1, 2025. The returns do not reflect the inclusion of sales load.

KPMG LLP Suite 800 1225 17th Street Denver, CO 80202-5598

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Coatue Innovative Strategies Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Coatue Innovative Strategies Fund (the Fund), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations, changes in net assets and cash flows for the period from May 2, 2025 (Initial Closing Date) through December 31, 2025, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period from May 2, 2025 (Initial Closing Date) through December 31, 2025. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations, changes in its net assets and its cash flows for the period from May 2, 2025 (Initial Closing Date) through December 31, 2025, and the financial highlights for the period from May 2, 2025 (Initial Closing Date) through December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians, brokers and investees. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Coatue investment companies since 2014.

Denver, Colorado
February 26, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments

December 31, 2025

	Number of		Fair	Percentage of
	Shares	Cost	Value	Net Assets
Investments in public companies, at fair value
Common Stocks
China
Communication Services
Tencent Holdings Ltd *	1,578,514	$124,681,461	$121,491,242	3.3%

Japan
Industrials
Mitsubishi Heavy Industries, Ltd.	2,030,555	51,425,972	49,778,672	1.4%

Sweden
Communication Services
Spotify Technology S.A. *	168,916	102,883,853	98,091,210	2.7%

United States
Communication Services
Alphabet Inc. Class A	278,969	69,859,700	87,317,297	2.4%
Alphabet Inc. Class C	88,401	22,009,774	27,740,234	0.8%
Meta Platforms, Inc.	88,279	58,495,477	58,272,085	1.6%
Netflix, Inc. *	772,104	75,992,879	72,392,471	2.0%
Reddit, Inc. *	256,223	52,137,129	58,897,981	1.6%
Consumer Discretionary
Amazon.com, Inc. *	478,522	107,735,479	110,452,448	3.0%
Carvana Co. *	153,884	53,571,500	64,942,126	1.8%
DoorDash, Inc. *	410,132	86,422,968	92,886,695	2.5%
Financials
Rocket Companies Inc. Class A *	524,529	9,182,012	10,154,881	0.3%
Healthcare
Natera, Inc. *	201,073	44,102,925	46,063,814	1.3%
Intuitive Surgical, Inc. *	62,043	34,407,743	35,138,673	1.0%
Industrials
Axon Enterprise, Inc. *	10,144	6,192,848	5,761,082	0.1%
Eaton Corporation plc	187,787	65,216,317	59,812,037	1.6%
GE Vernova Inc.	81,176	39,534,047	53,054,198	1.4%
MasTec, Inc. *	29,600	6,672,056	6,434,152	0.2%
Information Technology
Applied Materials, Inc.	472,874	111,713,402	121,523,889	3.3%
AppLovin Corporation *	84,315	50,528,943	56,813,133	1.5%
Broadcom Inc.	125,829	37,514,296	43,549,417	1.2%
Lam Research Corporation	576,057	69,923,959	98,609,437	2.7%
Microsoft Corporation	383,295	193,011,688	185,369,129	5.1%
Oracle Corporation	125,011	24,204,050	24,365,894	0.7%
Snowflake Inc. *	216,283	50,165,602	47,443,839	1.3%
Synopsys, Inc. *	118,298	53,679,128	55,566,937	1.5%
Utilities
Constellation Energy Corporation	294,318	96,745,536	103,973,720	2.8%
Total United States		1,419,019,458	1,526,535,569	41.7%

Total Common Stocks		1,698,010,744	1,795,896,693	49.1%

American Depositary Receipts
China
Communication Services
Tencent Holdings Ltd *	8,289	628,988	634,523	0.0%

Taiwan
Information Technology
Taiwan Semiconductor Manufacturing Co., Ltd.	572,569	145,298,675	173,997,993	4.8%

United Kingdom
Information Technology
ARM Holdings plc. *	159,612	18,097,205	17,447,188	0.5%

Total American Depositary Receipts		164,024,868	192,079,704	5.3%

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

	Acquisition	Number of		Fair	Percentage of
	Date	Shares	Cost	Value	Net Assets
Investments in public companies, at fair value
Exchange Traded Fund
United States
Crypto Funds
iShares Bitcoin Trust ETF *(4)		67,226	$4,106,971	$3,337,771	0.1%

Total investments in public companies, at fair value			$1,866,142,583	$1,991,314,168	54.5%

Investments in private companies, at fair value (1)(2)
Common Stocks
Australia
Information Technology
Canva Pty Ltd. Class A *(9)	10/06/2025	28,868	47,520,770	47,520,770	1.3%

United Kingdom
Financials
Revolut Group Holdings Ltd. Ordinary Shares *(6)	08/07/2025	228,422	282,654,461	322,096,811	8.8%

United States
Financials
Ramp Business Corporation Class A *(8)	09/05/2025	309,489	25,309,910	27,854,010	0.8%
Stripe, Inc. Class B *(7)	08/13/2025	3,422,513	153,237,851	154,971,388	4.2%
Industrials
Anduril Industries, Inc. Class B *(3)	07/21/2025	58,763	2,402,396	2,402,396	0.1%
Anduril Industries, Inc. Class C *(3)	07/21/2025	28	1,145	1,145	0.0%
Space Exploration Technologies Corp. Class A *(5)	08/19/2025	126,845	26,891,140	53,401,745	1.5%
Space Exploration Technologies Corp. Class C *(5)	08/19/2025	38,250	8,109,000	16,103,250	0.4%
Information Technology
OpenAI Global, LLC Class A *(10)	10/03/2025	233,339	100,335,770	112,729,757	3.1%
Total United States			316,287,212	367,463,691	10.1%

Total Common Stocks			646,462,443	737,081,272	20.2%

Preferred Stocks
Australia
Information Technology
Canva Pty Ltd. Series A *(9)	11/05/2025	31,883	52,483,882	52,483,882	1.4%

United States
Financials
Ramp Business Corporation Series E-2 *(8)	07/28/2025	436,696	28,385,240	39,302,640	1.1%
Ramp Business Corporation Series E-3 *(8)	11/21/2025	292,275	26,304,750	26,304,750	0.7%
Information Technology
Anthropic PBC Series F-1 *(11)	08/18/2025	886,728	124,999,918	206,702,841	5.6%
Cursor Series D *(12)	10/14/2025	39,675	25,000,305	25,000,305	0.7%
Databricks, Inc. Series K *	09/08/2025	433,333	64,999,950	82,333,270	2.2%
Databricks, Inc. Series L *	12/16/2025	789,473	149,999,870	149,999,870	4.1%
OpenAI Global, LLC Series A-3 *(10)	08/04/2025	488,823	149,999,999	236,158,113	6.5%
Total United States			569,690,032	765,801,789	20.9%

Total Preferred Stocks			622,173,914	818,285,671	22.3%

Total investments in private companies, at fair value			$1,268,636,357	$1,555,366,943	42.5%

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

	Number of	Cost	Fair	Percentage of
	Shares	/ Proceeds	Value	Net Assets
Short-Term Investments
State Street Institutional U.S. Government Money Market Fund
Opportunity Class (13)	424,759,955	$424,759,955	$424,759,955	11.6%

Investments in public companies, sold short, at fair value
Common Stocks
United States
Communication Services
Alphabet Inc. Class A	14,673	4,542,589	4,592,649	0.1%
Alphabet Inc. Class C	167	51,575	52,405	0.0%
Meta Platforms, Inc.	88,279	58,475,484	58,272,085	1.6%
Reddit, Inc. *	168,114	38,996,124	38,644,365	1.1%
Consumer Discretionary
Carvana Co. *	27,513	12,431,891	11,611,036	0.3%
Industrials
GE Vernova Inc.	42,954	28,274,369	28,073,446	0.8%
Information Technology
AppLovin Corporation *	50,143	36,087,782	33,787,356	0.9%
Broadcom Inc.	99,608	33,994,308	34,474,329	0.9%
Lam Research Corporation	10,036	1,762,232	1,717,962	0.0%
Oracle Corporation	125,011	24,198,579	24,365,894	0.7%
Total United States		238,814,933	235,591,527	6.4%

Total Common Stocks		238,814,933	235,591,527	6.4%

American Depositary Receipts
Taiwan
Information Technology
Taiwan Semiconductor Manufacturing Co., Ltd.	4,755	1,406,885	1,444,997	0.0%

United Kingdom
Information Technology
ARM Holdings plc. *	159,612	18,087,298	17,447,188	0.5%
Total American Depositary Receipts		19,494,183	18,892,185	0.5%

Total investments in public companies, sold short, at fair value		$258,309,116	$254,483,712	6.9%

* Investment is non-income producing.

(1) Restricted Security. Investments generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. Total fair value of restricted investments as of December 31, 2025 was $1,555,366,943, or 42.5% of net assets.

(2) The fair value of the investment was determined using significant unobservable inputs. See Note 3.

(3) Investment is held by Coatue CTEK 1 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(4) Investment is held by Coatue Innovative Strategies Fund BR1 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(5) Investment is held by Coatue US 119 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(6) Investment is held by Coatue US 133 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(7) Investment is held by Coatue US 135 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(8) Investment is held by Coatue US 136 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(9) Investment is held by Coatue US 137 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(10) Investment is held by Coatue US 139 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(11) Investment is held by Coatue US 151 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(12) Investment is held by Coatue US 153 LLC, a wholly-owned subsidiary of the Fund. See Note 2.

(13) The 7-day effective yield as of December 31, 2025 is 3.7%.

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Foreign Currency Exchange Contracts
						Unrealized	Unrealized
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Appreciation	(Depreciation)
CNH	253,300,765	USD	35,908,955	Morgan Stanley Capital Services LLC	3/18/2026	$572,210	$-
CNH	177,787,183	USD	25,198,471	Goldman Sachs International Limited	3/18/2026	406,992	-
HKD	193,439,944	USD	24,931,923	Morgan Stanley Capital Services LLC	3/18/2026	-	(15,345)
HKD	25,872,651	USD	3,335,609	Goldman Sachs International Limited	3/18/2026	-	(3,009)
USD	55,474,271	HKD	430,215,141	Morgan Stanley Capital Services LLC	3/18/2026	59,194	-
USD	76,109,497	HKD	590,243,468	State Street Bank and Trust Company	3/18/2026	81,519	-
USD	15,149,698	HKD	117,483,545	Goldman Sachs International Limited	3/18/2026	16,898	-
USD	31,333,355	JPY	4,805,781,227	Morgan Stanley Capital Services LLC	6/17/2026	218,183	-
USD	3,000,000	JPY	457,350,000	State Street Bank and Trust Company	6/17/2026	38,874	-
USD	19,189,070	JPY	2,945,579,853	Goldman Sachs International Limited	6/17/2026	117,827	-
USD	35,974,857	CNH	253,300,765	Morgan Stanley Capital Services LLC	3/18/2026	-	(506,308)
USD	25,250,887	CNH	177,787,183	Goldman Sachs International Limited	3/18/2026	-	(354,575)
USD	6,539,693	KRW	9,551,792,346	Morgan Stanley Capital Services LLC	3/18/2026	-	(93,911)
USD	4,777,958	KRW	6,972,235,230	Goldman Sachs International Limited	3/18/2026	-	(64,175)
						$1,511,697	$(1,037,323)

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Purchased Options
Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Purchased Options - 0.0%
Put Options
PUT TSM 70 01/16/2026	Morgan Stanley Capital Services LLC	9,668	$67,676,000	70.0	1/16/2026	$145,020
PUT TSM 80 01/16/2026	Morgan Stanley Capital Services LLC	1,418	$11,344,000	80.0	1/16/2026	$3,545
Call Options
CALL USD CNH 7.5 02/13/2026	Goldman Sachs International Limited	102,200,000	$766,500,000	7.5	2/13/2026	$103
CALL USD CNH 7.5 02/13/2026	Morgan Stanley Capital Services LLC	38,400,000	$288,000,000	7.5	2/13/2026	$38
CALL USD TWD 33 06/01/2026	Morgan Stanley Capital Services LLC	34,770,000	$1,147,410,000	33.0	6/1/2026	$193,947
CALL USD TWD 33 06/01/2026	Goldman Sachs International Limited	17,000,000	$561,000,000	33.0	6/1/2026	$94,826
Total Purchased Options			$2,841,930,000			$437,479

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs International Limited	SK Hynix	$(10,204,104)	$10,213,787	October 18, 2030	KRW	$14,134,768	$3,930,664	$9,683	$3,920,981
							$3,930,664	$9,683	$3,920,981

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Statement of Assets and Liabilities

December 31, 2025

Assets
Investments in public companies, at fair value (cost $1,866,142,583)	$1,991,314,168
Investments in private companies, at fair value (cost $1,268,636,357)	1,555,366,943
Short-term investments, at fair value (cost $424,759,955)	424,759,955
Derivative contracts, at fair value (cost $979,519)	5,879,840
Cash and cash equivalents	8,558,548
Cash collateral pledged (see Note 2)	17,172,231
Foreign currency exchange contracts receivable	11,283
Dividends and interest receivable	2,418,333
Deferred offering costs (see Note 2)	349,477
Total Assets	4,005,830,778

Liabilities
Investments in public companies, sold short, at fair value (proceeds $258,309,116)	254,483,712
Derivative contracts, at fair value (proceeds $0)	1,037,323
Incentive fee payable	58,762,450
Distributions payable	23,000,000
Due to Adviser (see Note 4)	4,955,360
Distribution and servicing fees payable	2,941,043
Professional fees payable	2,615,389
Accounting and administration fees payable	2,009,921
Dividend and interest payable	103,350
Other accrued expenses payable	107,145
Total Liabilities	350,015,693

Commitments and Contingencies (see Note 12)

Components of Net Assets:
Paid-in capital	$3,274,687,934
Total distributable earnings	381,127,151
Net Assets	$3,655,815,085

Class D
Net assets	$31,030,709
Shares outstanding	2,795,724
Net asset value per share	$11.10
Class I
Net assets	$2,032,243,538
Shares outstanding	170,142,150
Net asset value per share	$11.94
Class S
Net assets	$1,592,540,838
Shares outstanding	134,865,924
Net asset value per share	$11.81

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Statement of Operations

Period from May 2, 2025 (Initial Closing Date) through December 31, 2025

Investment Income
Dividend income (net of withholding taxes of $229,740)	$16,629,392
Interest income	1,946,693
Total income	18,576,085

Expenses
Incentive fees (see Note 4)	58,762,450
Advisory fees (see Note 4)	18,921,590
Distribution and servicing fees (see Note 5)
Class D	10,491
Class S	4,538,264
Professional fees	3,935,249
Accounting and administration fees	2,047,724
Research expense	1,863,058
Offering costs expense (see Note 2)	713,515
Organizational costs (see Note 2)	56,798
Interest and dividend expense	33,526
Other expenses	709,625
Total expenses	91,592,290
Waivers/Recoupments
Waiver of advisory fees (see Note 4)	(15,067,391)
Recoupment of prior expenses reimbursed by the Adviser (see Note 4)	753,245
Net waivers and recoupments	(14,314,146)
Total net expenses	77,278,144
Net Investment Income (Loss)	(58,702,059)

Realized and Unrealized Gain (Loss) on Investments, Derivatives and Foreign currency transactions:
Net realized gain (loss) on Investments in public companies	36,473,875
Net realized gain (loss) on Foreign currency transactions	4,969,014
Net realized gain (loss) on Derivative contracts	604,142
Net realized gain (loss) on Short-term investments	(731)
Net realized gain (loss)	42,046,300

Net change in unrealized appreciation (depreciation) on Investments in public companies	128,996,989
Net change in unrealized appreciation (depreciation) on Investments in private companies	286,730,586
Net change in unrealized appreciation (depreciation) on Derivative contracts	3,862,998
Net change in unrealized appreciation (depreciation) on Foreign currency transactions	(620)
Net change in accumulated unrealized appreciation (depreciation)	419,589,953
Net Realized and Unrealized Gain (Loss)	461,636,253
Net Increase (Decrease) in Net Assets from Operations	$402,934,194

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Statement of Changes in Net Assets

Period from May 2, 2025 (Initial Closing Date) through December 31, 2025

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(58,702,059)
Net realized gain (loss)	42,046,300
Net change in accumulated unrealized appreciation (depreciation)	419,589,953
Net increase (decrease) in net assets from operations	402,934,194

Distributions to Shareholders from:
Distributable earnings	(23,000,000)
Total distributions to Shareholders	(23,000,000)

Capital Transactions (see Note 5):
Proceeds from shares issued
Class D	30,250,000
Class I	1,783,163,924
Class S	1,462,366,967
Total increase in net assets from capital transactions	3,275,780,891
Total increase in net assets	3,655,715,085
Net assets at beginning of period	100,000
Net assets end of period	$3,655,815,085

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Statement of Cash Flows

Period from May 2, 2025 (Initial Closing Date) through December 31, 2025

Cash Flows From Operating Activities
Net increase/(decrease) in net assets from operations	$402,934,194
Adjustments to reconcile net increase (decrease) in net assets from operations:
Net realized (gain) loss on investments in public companies	(36,473,875)
Net realized (gain) loss on derivative contracts	(604,142)
Net realized (gain) loss on short-term investments	731
Net change in accumulated unrealized (appreciation) depreciation on investments in public companies	(128,996,989)
Net change in accumulated unrealized (appreciation) depreciation on investments in private companies	(286,730,586)
Net change in accumulated unrealized (appreciation) depreciation on derivative contracts	(3,862,998)
Net change in accumulated unrealized (appreciation) depreciation on foreign currency transactions	620
Purchases of investments in public companies	(2,995,807,521)
Sales of investments in public companies	1,167,287,830
Purchases of investments in private companies	(1,268,636,357)
Net purchases and sales of short-term investments	(424,760,686)
Net proceeds and payments for settlement of derivative contracts	(375,377)
Payments for public companies, sold short	(579,197,026)
Proceeds from public companies, sold short	836,357,125
(Increase)/Decrease in Assets:
Increase in foreign currency exchange contracts receivable	(11,283)
Increase in dividends and interest receivable	(2,418,333)
Increase in deferred offering costs	(349,477)
Increase/(Decrease) in Liabilities:
Increase in incentive fee payable	58,762,450
Increase in due to Adviser	4,955,360
Increase in distribution and servicing fees payable	2,941,043
Increase in professional fees payable	2,615,389
Increase in accounting and administration fees payable	2,009,921
Increase in dividend and interest payable	103,350
Increase in other accrued expenses payable	107,145
Net cash used in operating activities	$(3,250,149,492)

Cash Flows From Financing Activities
Proceeds from shares issued	3,275,780,891
Net cash provided by financing activities	$3,275,780,891

Net change in cash	$25,631,399
Cash and cash equivalents at beginning of period	$100,000
Effects of foreign currency exchange rate changes on cash and cash equivalents	$(620)
Cash and cash equivalents at end of period (1)	$25,730,779

(1) Balance includes cash collateral pledged.

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Financial Highlights

Period from May 2, 2025 (Initial Closing Date) through December 31, 2025

Class D
Per share operating performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.22)
Net realized and unrealized gain (loss) (1)	1.39
Total income (loss) from investment operations	1.17
Distributions	(0.07)
Net asset value, end of period	$11.10
Total return (2)	11.74	%(3)
Ratios and supplemental data:
Net Assets, End of Period (000’s)	$31,031
Ratios to average net assets: (4)
Total expenses, before waiver	4.00	%(5)
Total expenses, excluding incentive fees, net of waiver	2.32	%(5)
Incentive fees	1.48	%(3)
Total expenses, including incentive fees, net of waiver	3.80	%(5)
Net investment income (loss), before waiver	(3.21	)%(5)
Net investment income (loss), after waiver	(3.01	)%(5)
Portfolio turnover rate (6)	127.25	%(3)

(1) Calculated using average number of shares outstanding.

(2) Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested and reflects the effects of the performance of the Fund during the period.

(3) Not annualized.

(4) The ratios do not include investment income or expenses of the portfolio investments.

(5) Annualized with the exception of certain expenses.

(6) Portfolio turnover is calculated at the Fund level.

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Financial Highlights (continued)

Period from May 2, 2025 (Initial Closing Date) through December 31, 2025

Class I
Per share operating performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.25)
Net realized and unrealized gain (loss) (1)	2.26
Total income (loss) from investment operations	2.01
Distributions	(0.07)
Net asset value, end of period	$11.94
Total return (2)	20.19	%(3)
Ratios and supplemental data:
Net Assets, End of Period (000’s)	$2,032,244
Ratios to average net assets: (4)
Total expenses, before waiver	4.46	%(5)
Total expenses, excluding incentive fees, net of waiver	1.23	%(5)
Incentive fees	2.59	%(3)
Total expenses, including incentive fees, net of waiver	3.82	%(5)
Net investment income (loss), before waiver	(3.07	)%(5)
Net investment income (loss), after waiver	(2.43	)%(5)
Portfolio turnover rate (6)	127.25	%(3)

(1) Calculated using average number of shares outstanding.

(2) Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested and reflects the effects of the performance of the Fund during the period.

(3) Not annualized.

(4) The ratios do not include investment income or expenses of the portfolio investments.

(5) Annualized with the exception of certain expenses.

(6) Portfolio turnover is calculated at the Fund level.

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Consolidated Financial Highlights (continued)

Period from May 2, 2025 (Initial Closing Date) through December 31, 2025

Class S
Per share operating performance:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.32)
Net realized and unrealized gain (loss) (1)	2.20
Total income (loss) from investment operations	1.88
Distributions	(0.07)
Net asset value, end of period	$11.81
Total return (2)	18.83	%(3)
Ratios and supplemental data:
Net Assets, End of Period (000’s)	$1,592,541
Ratios to average net assets: (4)
Total expenses, before waiver	5.06	%(5)
Total expenses, excluding incentive fees, net of waiver	2.21	%(5)
Incentive fees	2.30	%(3)
Total expenses, including incentive fees, net of waiver	4.51	%(5)
Net investment income (loss), before waiver	(4.09	)%(5)
Net investment income (loss), after waiver	(3.54	)%(5)
Portfolio turnover rate (6)	127.25	%(3)

(1) Calculated using average number of shares outstanding.

(2) Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested and reflects the effects of the performance of the Fund during the period.

(3) Not annualized.

(4) The ratios do not include investment income or expenses of the portfolio investments.

(5) Annualized with the exception of certain expenses.

(6) Portfolio turnover is calculated at the Fund level.

The accompanying notes are an integral part of the consolidated financial statements.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements

December 31, 2025

1. Organization

Coatue Innovative Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and commenced trading operations on May 12, 2025. Coatue Management, L.L.C. serves as the Fund’s investment adviser (“Coatue” or the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to generate long-term capital appreciation.

The Fund focuses its investment strategies around investing in “Innovation Companies”. For these purposes, “Innovation Companies” include companies operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and ecommerce, cloud computing, machine learning, artificial intelligence, transportation, semiconductors, robotics, logistics and infrastructure (including electric vehicles and related technologies), defense, mobile gaming and financial services sectors. Innovation Companies include companies that the Adviser believes, at the time of investment, are innovating or enabling innovation, regardless of their primary industry classification. This includes companies that (i) operate in adjacent or secondary industries impacted by technological or process innovation, (ii) develop or implement novel approaches to improve existing products, services, or infrastructure, or (iii) are involved in supporting or facilitating innovation, whether through financing, infrastructure, or other means. This encompasses companies across industries, such as companies in the financial services sector (that are embracing financial innovation) or companies in the energy sector (that are benefiting from tailwinds or infrastructure enhancements due to technology adoption/advancement). Innovation Companies include U.S. and non-U.S. private and public companies, including companies in the pre-initial public offering stage of development. The Fund expects to invest in Innovation Companies that develop, deploy, or enable artificial intelligence or “AI” technologies, including generative AI, machine learning, and related innovations, which the Adviser believes have the potential to drive significant disruption and value creation across industries. At times, as part of its investment strategy, the Fund may have a significant portion of its assets allocated to cash or cash-equivalent instruments for liquidity and portfolio management purposes.

The Fund expects to focus on investing in equity securities of Innovation Companies, including common and preferred stock and other securities having equity-like characteristics such as convertible securities, warrants, options and similar equity-linked instruments. The Fund also may invest in debt instruments, including corporate notes, loans and other debt-like instruments, such as structured credit products and hybrid debt-equity investments with equity upside potential, such as asset-backed securities. The Fund also may engage in more complex strategies by investing in derivative instruments, including options, swaps, forward and futures contracts, to manage risk or to protect the portfolio during periods of volatility, or to gain specific market exposure or enhance returns. The Fund intends to invest in currency-related instruments, including foreign currency forwards or foreign exchange hedges to mitigate currency risks arising from non-U.S. investments. The Fund may utilize both over-the-counter and exchange traded derivative instruments. Additionally, the Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. These transactions are typically undertaken to hedge downside risk, manage tax liabilities, or preserve portfolio value during periods of market volatility.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50-80% of its assets to public assets and 20-50% of its assets to private assets. The Fund may maintain its assets in money market securities, cash or cash-equivalent instruments, for portfolio management and liquidity purposes. The Fund's investments also may include those of other registered investment companies, such as exchange-traded funds (“ETFs”).

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Adviser’s implementation of the Fund’s operations and affairs. A majority of the Fund’s Board is comprised of persons who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Trustees”).

The Fund will sell its shares of beneficial interest (“Shares”) only to eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

The Fund offers three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

2. Significant Accounting Policies

a. Basis of Accounting

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. Significant Accounting Policies (continued)

b. Basis of Consolidation

The consolidated financial statements of the Fund include the accounts of its wholly owned subsidiaries which are presented below with their respective percentage of net assets: Coatue CTEK 1 LLC (0.07%), Coatue Innovative Strategies Fund BR1 LLC (0.19%), Coatue US 119 LLC (1.90%), Coatue US 133 LLC (8.81%), Coatue US 135 LLC (4.24%), Coatue US 136 LLC (2.56%), Coatue US 137 LLC (2.70%), Coatue US 139 LLC (9.54%), Coatue US 151 LLC (5.65%) and Coatue US 153 LLC (0.68%).

The Fund may make investments through its subsidiaries. Such subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any subsidiary. To the extent applicable to the investment activities of a subsidiary, the subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such subsidiary to determine compliance with its investment policies. All intercompany balances and transactions have been eliminated in consolidation.

The Consolidated Schedule of Investments of the Fund include the accounts of the subsidiaries.

c. Valuation of Investments

The Board has designated the Adviser as its “valuation designee”, as defined in Rule 2a-5 under the Investment Company Act, to determine fair value in good faith for all applicable investments made by the Fund.

The Fund follows FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. Under ASC 820, unadjusted quoted market prices in active markets typically are the best evidence of the fair value of a financial instrument. If reliable quoted market prices in active markets are not available, fair value may be estimated using a variety of methods depending on the nature of the instrument and the manner in which it is traded. ASC 820 classifies the inputs used to measure fair values into the following hierarchies:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Investments in private investment companies measured using net asset value (“NAV”) as a practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Adviser’s assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy into which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. Significant Accounting Policies (continued)

c. Valuation of Investments (continued)

Fair Value - Valuation Techniques and Inputs

Investments in Public Companies and Investments in Public Companies, Sold Short

Investments in public companies and investments in public companies, sold short that are freely tradable and are listed on major securities exchanges are valued at their closing price as of the valuation date. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Derivative Contracts

The Adviser records its derivative activities at fair value. Gains and losses from derivative contracts are included in net realized gain (loss) on derivative contracts and net change in unrealized appreciation (depreciation) on derivative contracts in the Consolidated Statement of Operations. Derivative contracts may include foreign currency exchange contracts, total return swaps and option contracts related to foreign currencies and equity prices.

Option contracts

The fair value of options which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business. Depending on the frequency of trading, options are generally categorized in Level 1 or 2 of the fair value hierarchy.

Options which are traded on over-the-counter (“OTC”) markets are generally valued using indicative broker quotes derived from pricing models that are widely accepted by marketplace participants. OTC options are generally categorized in Level 2 of the fair value hierarchy.

Total return swaps

Total return swaps may be centrally cleared or traded on the OTC market. The fair value of total return swaps is recorded at the swap contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets and liabilities underlying the swap contracts. The notional fair values of the underlying securities, which are typically investments in public companies or investments in public companies, sold short, are consistent with the valuation procedures discussed above. Total return swaps are generally classified in Level 2 of the fair value hierarchy.

Foreign Currency Exchange Contracts

The Adviser values foreign currency exchange contracts based on the terms of the contract (including the notional amount and contract duration) and using observable inputs, such as currency exchange rates. Foreign currency contracts are generally categorized in Level 2 of the fair value hierarchy.

Investments in private companies

The Fund’s investment in private companies typically consist of direct common and preferred stock. The transaction price is typically the Adviser’s best estimate of fair value at both investment inception and continuing for a reasonable period of time following the initial investment, absent the occurrence of any material events that could affect that price. Following an initial investment, the Adviser will generally view the transaction price for subsequently completed financing rounds as an appropriate indicator of fair value. The Adviser will typically take the following factors, among possible others, regarding the relevant financing round into account when determining whether a subsequent financing round is indicative of fair value: whether the financing round was an arm’s length transaction; whether the round included participation by one or more sophisticated and unrelated new investors; whether the financing round involved a forced sale or a fire sale; new investor participation in the financing round; size of the financing round; and strategic investor participation in the financing round. In addition to new financing rounds that have occurred, the Adviser may also consider prospective transactions or financing rounds (to the extent knowable), when considering the appropriate fair value for a private company.

The Adviser also values private companies using an income approach, a market approach, scenario analysis and/or underlying assets approach. In certain instances, the Adviser may use multiple valuation approaches for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The decision to use a valuation approach will depend on the investment type and the information available.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. Significant Accounting Policies (continued)

c. Valuation of Investments (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Investments in private companies (continued)

Inputs used under an income approach may include annual projected cash flows for each investment through their expected remaining economic life discounted to present value using appropriate risk-adjusted discount rates. These cash flow assumptions may be probability-weighted to reflect the risks associated with achieving expected performance levels across various business scenarios. Inputs used under an income approach may include an assessment of the credit profile of the private company as of the measurement date, the operating performance of the private company, trends in the liquidity and financial leverage ratios as of the measurement date, and an assessment of the private company’s business enterprise value and liquidation value.

Inputs used under a market approach may include valuation multiples applied to corresponding performance metrics, such as earnings before interest, taxes, depreciation, and amortization, revenue or net earnings. The selected valuation multiples were estimated through a comparative analysis of the performance and characteristics of each investment within a range of comparable companies or transactions in the observable marketplace. In addition, recent merger and acquisition transactions of comparable companies may be used as a basis to develop implied valuation multiples. Investment valuations using the market approach may also consider factors such as liquidity, credit, and market risk factors of the private company.

Inputs used under a scenario analysis use a forward-looking method that considers one or more possible future scenarios and the associated payoff to each class of equity across each exit scenario. Scenarios are calibrated to the entry price or most recent transaction and adjusted based on company specific and market performance. In addition to this, when deemed appropriate, a weighting is applied to encapsulate movements in public markets. The magnitude of the weighting is dependent on various factors, including but not limited to, the company’s stage of development, relevant public company comparables, etc. This method is typically utilized for early-stage investments.

Inputs used under an underlying assets approach are based on the fair value of the assets and liabilities of the company. This approach is typically not applied to a going concern business.

Once the enterprise value has been determined for the private company based on one or more of the methodologies described above, the value per unit, or the concluded price per share of each class of security is typically determined in accordance with the following allocation methodologies:

The waterfall approach follows the commonly accepted practice that the fair value of a subject equity security is equal to a subject company’s enterprise value less the liquidation preference of all securities senior to the subject security, plus the value of the subject company’s non-operating assets. Non-operating assets typically consist of cash and cash equivalents.

The option pricing methodology is a forward-looking allocation of value method that considers the current equity value and then allocates the value to the various classes of equity based on the preferred shareholders’ liquidation preferences, participation rights, dividend policy and conversion rights. An OPM may be used where, among other possible circumstances, an Initial Public Offering does not seem to be a likely exit opportunity and instead there is more likely to be a liquidation or acquisition scenario.

The common stock equivalent methodology assumes an equal price for every share class in the capital structure. Effectively, this method considers all shares to be common on a fully diluted basis. It may be employed where, among other possible scenarios, the Adviser believes that the most likely outcome for a company is an initial public offering or when the Adviser determines that the liquidation rights and preferences that attach to a particular security will not be met.

The Adviser may, in its discretion, also determine to engage a third-party service provider, which will typically be a valuation firm, to assist with any testing. The Adviser may use methodologies for determining the value per unit of accounting other than those described above provided that they are consistent with ASC 820 and such valuations are approved by the valuation committee.

Investments in private companies are generally categorized in Level 3 of the fair value hierarchy.

d. Estimates

The Fund’s consolidated financial statements are prepared in accordance with GAAP which require the use of management estimates that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. Significant Accounting Policies (continued)

e. Short-Term Investments

Short-term investments represent investments in money market instruments and money market mutual funds, which are recorded at the money market fund’s NAV per share as of the valuation date. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

f. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars (“USD”). Generally, valuations of assets and liabilities denominated in currencies other than the USD are translated into USD equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates.

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from other changes in fair values of the investments during the period.

g. Securities Transactions, Investment Income and Expenses

Security transactions are recorded as of the date the Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Expenses are recorded on an accrual basis. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

h. Offsetting of Assets and Liabilities

The Fund presents on a gross basis the fair value amounts recognized for OTC derivatives executed with the same counterparty under the same master netting agreement, even though such positions may qualify for net presentation.

The Fund has elected not to offset fair value amounts recognized for cash collateral receivables and payables against fair value amounts recognized for derivative positions executed with the same counterparty under the same master netting agreement. See Note 7 for amounts recognized for cash collateral receivables and payables under the master netting agreement.

i. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

j. Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no provisions for federal income taxes are required.

The Fund may be subject to federal income taxes on any income or gains that are not distributed to shareholders, on any gains arising from the failure to qualify as a Regulated Investment Company (“RIC”), or on certain undistributed amounts subject to excise tax under the Code.

In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. This ASU enhances income tax disclosure requirements, including expanded disclosures related to income tax rate reconciliation and income taxes paid. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by: federal, state, foreign, and jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The guidance is effective for annual reporting periods beginning after December 15, 2024. The Adviser has evaluated the impact of the adoption of this ASU and determined that it will not have a material effect on the Fund’s consolidated financial statements.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. Significant Accounting Policies (continued)

j. Federal Income Taxes (continued)

The Fund’s federal income tax expense or benefit, if any, is included in the Fund’s consolidated financial statements. In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of December 31, 2025.

One of the Fund’s wholly owned subsidiaries is a foreign blocker and is consolidated for financial statement purposes.

k. Organizational and Offering Costs

The Fund has incurred certain organizational and initial offering costs of $810,043 and $1,062,992, respectively, since inception of the Fund. Any organizational costs or offering costs incurred prior to commencement of operations have been and will continue to be paid by the Adviser. As further discussed in Note 4, these costs will be reimbursed to the Adviser by the Fund, subject to recoupment in accordance with the Fund’s Expense Limitation Agreement (the “ELA”). Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred. Offering costs consist primarily of legal fees in connection with the preparation of the initial registration statement and related filings. The Fund treats offering costs as deferred and will amortize such costs into expense over a 12-month period using the straight-line method.

l. Cash and cash equivalents

Cash, including cash denominated in foreign currencies, represents cash deposits held at financial institutions. Cash equivalents may include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, if applicable, which approximates fair value. At certain times, cash may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation and could expose the Fund to credit risk. As of December 31, 2025, cash and cash equivalents are considered as Level 1 assets in the fair value hierarchy. As of December 31, 2025, the Fund had cash and cash equivalents of $8,558,548.

m. Cash Collateral

Cash collateral provided by the Fund is identified in the Consolidated Statement of Assets and Liabilities separately and is not included as a component of cash and cash equivalents, unless otherwise noted. For collateral other than cash, if the party to whom the collateral is provided has the right by contract or custom to sell or re-pledge the collateral, the Fund classifies that asset in its Consolidated Statement of Assets and Liabilities separately from other assets and identifies the asset as pledged collateral. Where the party to whom the collateral is provided does not have the right to sell or re-pledge, a disclosure of the collateral provided is made in the notes to the consolidated financial statements. The cash collateral that is related to derivative contracts is restricted until the derivative contracts are closed. As of December 31, 2025, collateral pledged by the Fund amounted to $17,172,231.

n. Segment Reporting

The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board, the Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net Increase in Net Assets Resulting from Operations (“Net Income”) as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. Adoption of the new standard impacted the Fund’s consolidated financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

3. Fair Value Measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. Additional sector details can be found in the Consolidated Schedule of Investments.

The following table presents information about the Fund’s assets measured at fair value as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in public companies
Common Stocks
China	$121,491,242	$-	$-	$121,491,242
Japan	49,778,672	-	-	49,778,672
Sweden	98,091,210	-	-	98,091,210
United States	1,526,535,569	-	-	1,526,535,569
American Depositary Receipts
China	634,523	-	-	634,523
Taiwan	173,997,993	-	-	173,997,993
United Kingdom	17,447,188	-	-	17,447,188
Exchange Traded Fund
United States	3,337,771	-	-	3,337,771
Total investments in public companies	$1,991,314,168	$-	$-	$1,991,314,168

Investments in private companies
Common Stocks
Australia	$-	$-	$47,520,770	$47,520,770
United Kingdom	-	-	322,096,811	322,096,811
United States	-	-	367,463,691	367,463,691
Preferred Stocks
Australia	-	-	52,483,882	52,483,882
United States	-	-	765,801,789	765,801,789
Total investments in private companies	$-	$-	$1,555,366,943	$1,555,366,943

Short-Term Investments	$424,759,955	$-	$-	$424,759,955

Derivative contracts
Equity Options	$-	$148,565	$-	$148,565
Total Return Swaps	-	3,930,664	-	3,930,664
Foreign Currency Options	-	288,914	-	288,914
Foreign Currency Exchange Contracts	-	1,511,697	-	1,511,697
Total derivative contracts	$-	$5,879,840	$-	$5,879,840

Total Assets, at fair value	$2,416,074,123	$5,879,840	$1,555,366,943	$3,977,320,906

The following table presents information about the Fund’s liabilities measured at fair value as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Liabilities (at fair value)

Investments in public companies, sold short
Common Stocks
United States	$235,591,527	$-	$-	$235,591,527
American Depositary Receipts
Taiwan	1,444,997	-	-	1,444,997
United Kingdom	17,447,188	-	-	17,447,188
Investments in public companies, sold short	$254,483,712	$-	$-	$254,483,712

Derivative contracts
Foreign Currency Exchange Contracts	$-	$1,037,323	$-	$1,037,323
Total derivative contracts	$-	$1,037,323	$-	$1,037,323

Total Liabilities, at fair value	$254,483,712	$1,037,323	$-	$255,521,035

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

3. Fair Value Measurements (continued)

The following table presents additional information about Level 3 assets and liabilities measured at fair value.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2025:

	Total Fair Value,		Transfers Into	Transfers Out	Net change in unrealized	Total Fair Value,
	beginning of period	Purchases	Level 3	of Level 3	appreciation (depreciation)	end of period
Assets (at fair value)

Investments in private companies
Common stocks	$-	$646,462,443	$-	$-	$90,618,829	$737,081,272
Preferred stocks	-	622,173,914	-	-	196,111,757	818,285,671

All transfers are recognized by the Fund at the end of each month. Transfers into and out of Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 for additional information related to the fair value hierarchy and valuation techniques and inputs. There were no transfers in/out of Level 3 for the period ended December 31, 2025.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2025:

	Fair Value at
	December 31,	Valuation	Unobservable
	2025	Techniques	Inputs	Range of Inputs
Assets (at fair value)

Investments in private companies
Common Stock	$737,081,272	Transaction Price	Price per share	$40.88 to $1,646.14
Preferred Stock	$611,582,830	Transaction Price	Price per share	$90.00 to $1,646.14
Preferred Stock	$206,702,841	Adjusted Transaction	Price per share	$259.01
		Price	Execution risk discount	10.0%

4. Investment Advisory Fees, Administration Fees and other Agreements with Affiliates

a. Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”).

For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser, the Distribution and Servicing Fee (as defined below), or any purchases or repurchases of Shares or any distributions by the Fund. The Advisory Fee will be payable monthly in arrears.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory and Management Agreement between the Fund and the Adviser (the “Advisory Agreement”).

This Advisory Fee is separate from the Incentive Fee that the Adviser receives in the event that specified investment returns are achieved by the Fund. The Adviser has agreed to voluntarily waive its Advisory Fee for the seven-month period from the Initial Closing Date. For the period ended December 31, 2025, the Fund incurred $18,921,590 in Advisory Fees, of which $15,067,391 was waived by the Adviser. The Advisory Fees waived by the Adviser during this seven-month period are not subject to recoupment by the Adviser under the ELA.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

4. Investment Advisory Fees, Administration Fees and other Agreements with Affiliates (continued)

b. Expense Limitation Agreement

Pursuant to the ELA, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses related to investing in portfolio companies in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments by the Fund; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.75% per annum of the average monthly net assets of each class of shares.

With respect to each class of shares, the Fund repays the Adviser any fees waived under the ELA or any expenses the Adviser reimburses in excess of the ELA for such class of shares, provided the repayments do not cause annual operating expenses for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser incurred the expense. The ELA has a term ending one year from the date the Fund commenced operations, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the Independent Trustees.

For the period ended December 31, 2025, the Adviser has recouped organizational costs of $753,245 pursuant to the ELA.

c. Incentive Fee

The Adviser is entitled to receive an incentive fee equal to 12.5% of the Fund’s Total Return (the “Incentive Fee”), subject to a 5% annual Hurdle Amount and a High-Water Mark with a 100% Catch-Up (each as defined below). The Incentive Fee is measured on a calendar year basis and is paid annually and accrues monthly (subject to pro-rating for partial periods).

Specifically, the Adviser is entitled to receive an Incentive Fee in an amount equal to:

●      First, if the Fund’s Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such annual Excess Profits until the total amount of the Incentive Fee payable to the Adviser equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount payable to the Adviser pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

●      Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.

“Total Return” for any period since the end of the prior calendar-year end equals the sum of (i) all distributions accrued or paid (without duplication) on Shares outstanding at the end of such period since the beginning of the then-current calendar year plus (ii) the change in aggregate NAV of such Shares since the beginning of the then-current calendar year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Shares, (y) any accrual of the Incentive Fee and (z) applicable Distribution and Servicing Fee expenses minus (iii) all other Fund expenses (to the extent not already reflected in clause (ii)) but excluding applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of Total Return (i) includes any realized or unrealized appreciation or depreciation in the NAV of Shares issued during the then-current calendar year, (ii) treats taxes withheld by the Fund on distributions to shareholders as part of the distributions accrued or paid on Shares and (iii) excludes the proceeds from the initial issuance of such Shares.

“Hurdle Amount” for any period during the then-current calendar year means that amount that results in a 5% annualized return on the NAV of the Shares outstanding at the beginning of the then-current calendar year and all Shares issued since the beginning of the then-current calendar year calculated in accordance with recognized industry practices and taking into account: (i) the timing and amount of all distributions accrued or paid (without duplication) on all such Shares minus all Fund expenses but excluding applicable expenses for Distribution and Servicing Fees; and (ii) all issuances of Shares over the period.

The NAV of Shares used in determining the Hurdle Amount is calculated before giving effect to any accrual of the Incentive Fee and applicable expenses for Distribution and Servicing Fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period excludes: any Shares repurchased during such period, which Shares are subject to the Incentive Fee upon repurchase. Except as described in “Loss Carryforward Amount” below, any amount by which Total Return falls below the Hurdle Amount is not carried forward to subsequent periods.

“Loss Carryforward Amount” initially equals zero and cumulatively increases by the absolute value of any negative annual Total Return and decreases by any positive annual Total Return; provided, that the Loss Carryforward Amount is at no time less than zero and provided further that the calculation of the Loss Carryforward Amount excludes the Total Return related to any Shares redeemed during the then-current calendar year, which Shares are subject to the Incentive Fee upon repurchase. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses offsets the positive annual Total Return for purposes of the calculation of the Incentive Fee. This is referred to as a “High Water Mark”.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

4. Investment Advisory Fees, Administration Fees and other Agreements with Affiliates (continued)

c. Incentive Fee (continued)

Promptly following the end of each calendar year, the Adviser is entitled to an Incentive Fee as described above calculated in respect of the portion of the year to date, less any Incentive Fee received with respect to prior periods within that year (the “Annual Allocation”). The Incentive Fee that the Adviser is entitled to receive at the end of each calendar year is reduced by the cumulative amount of Incentive Fees paid during that year.

The Adviser is not obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund. For the period ended December 31, 2025, the Fund incurred $58,762,450 in Incentive Fees due to the Adviser.

d. Due to Adviser

The Fund’s organizational and offering costs were assumed, and are paid, by the Adviser and are subject to reimbursement by the Fund. This payable is included as a “Due to Adviser” on the Consolidated Statement of Assets and Liabilities.

The Fund also reimburses the Adviser for expenses paid on behalf of the Fund and that pending reimbursements are included in the "Due to Adviser" on the Consolidated Statement of Assets and Liabilities.

e. Administrative Fees

The Fund has retained State Street Bank and Trust Company (“State Street”) to provide administrative and accounting services. In consideration for these services, the Fund pays the Administrator tiered fees based on the net assets of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. State Street serves as the Fund’s transfer agent with respect to its Shares.

f. Custody Fees and Expenses

State Street serves as the Fund’s primary custodian and receives customary fees from the Fund for such services.

g. Transfer Agency Fees and Expenses

State Street serves as the transfer agent, distribution paying and shareholder servicing agent to the Fund. Under the Services Agreement with the Fund, State Street is responsible for maintaining all shareholder records of the Fund. For the period ended December 31, 2025, the Fund incurred $600,000 in Transfer Agent Fees.

5. Distribution and Servicing Fee

Class S Shares and Class D Shares (as further discussed in Note 7) are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class S or Class D Shares. Class S Shares and Class D Shares pay a Distribution and Servicing Fee at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, the Fund’s NAV with respect to a particular class of Shares will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fees payable. Class I Shares (as further discussed in Note 5) are not subject to a Distribution and Servicing Fee.

Foreside Fund Services, LLC (the “Distributor”) acts as principal underwriter for the Shares and acts as the agent of the Fund in connection with the continuous offering of Shares.

6. Counterparties

In the normal course of business, substantially all of the Fund’s securities transactions, money balances and security positions are transacted with the Fund’s prime brokers, custodians and International Swaps and Derivatives Association (“ISDA”) counterparties (each a “Counterparty” and collectively the “Counterparties”). The Fund is subject to credit risk to the extent any Counterparty with whom it conducts business is unable to fulfill contractual obligations on its behalf.

The Fund monitors the financial condition of such Counterparties and does not anticipate any losses from these Counterparties.

Coinbase Custody Trust Company serves as custodian for the Fund’s digital assets.

The Fund has ISDA agreements with Goldman Sachs International, Morgan Stanley Capital Services LLC, and State Street Bank and Trust Company.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

7. Capital Shares

The Fund offers three separate classes of shares designated as Class S, Class D and Class I Shares. Shares generally are offered for purchase as of the first business day of each calendar month, or at such other times as determined in the discretion of the Board. The purchase price of the Shares is based on the NAV per Share as of the date such Shares are purchased. Fractions of Shares are issued to one one-hundredth of a Share.

Generally, the stated minimum investment by an investor in the Fund is $50,000 with respect to Class S Shares and Class D Shares and $1,000,000 with respect to Class I Shares. The stated minimum investment for Class I Shares may be reduced for certain investors. The minimum additional investment in the Fund is $5,000 with respect to Class S Shares and Class D Shares and $250,000 with respect to Class I Shares. The Fund may, in its sole discretion, accept investments below these minimums.

Class S and Class D Shares are sold subject to a sales load of up to 3.5% and 2%, respectively, of the purchase amount. For some investors, the sales charge may be waived or reduced. Class I Shares are not sold subject to a sales load.

Shareholders automatically participate in the dividend reinvestment plan (“DRIP”), unless and until an election is made to withdraw from the DRIP on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received 30 days prior to the record date of the distribution or the shareholder will receive such distribution, net of applicable U.S. withholding tax in the same class of Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are reinvested in full and fractional Shares.

When the Fund declares a distribution, State Street Bank and Trust Company, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

The Board declared a dividend, payable on January 30, 2026 in the aggregate amount of $23,000,000, to the Fund’s shareholders of record as of the close of business on December 31, 2025, allocated pro rata to each Share without preference to any class of Shares and payable in Shares to participants in the Fund’s DRIP in accordance with the terms of the DRIP and otherwise in cash to distribute newly-issued Shares in payment of such dividend for the accounts of participants in the DRIP.

No shareholder has the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from shareholders.

To provide a limited degree of liquidity to shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conducts repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A 2% early repurchase fee may be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares.

Transactions in Shares were as follows:

	Period from May 2, 2025 (Initial Closing Date)
	through December 31, 2025
	Shares	Dollar Amounts
Class D
Sales	2,795,724	$30,250,000
Net increase	2,795,724	$30,250,000
Class I
Sales	170,132,150	$1,783,163,924
Net increase	170,132,150	$1,783,163,924
Class S
Sales	134,865,924	$1,462,366,967
Net increase	134,865,924	$1,462,366,967

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

8. Derivative contracts and associated risks

In the normal course of business, the Fund utilizes derivative contracts in connection with its proprietary trading activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The Fund’s derivative activities and exposure to derivative contracts are classified by the following primary underlying risks: foreign currency exchange rate and equity price risks. In addition to its primary underlying risks, the Fund is also subject to additional counterparty risk due to inability of its counterparties to meet the terms of their contracts.

Foreign Currency Exchange Contracts

In connection with its trading in foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

Some of the forward non-U.S. currency contracts entered into by the Fund may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Swap Contracts

The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

8. Derivative contracts and associated risks (continued)

Foreign Currency Options

The Fund may also seek to hedge against the decline in the value of a currency or to enhance returns through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Such transactions in options may include exotic options on currencies, which are typically traded in OTC markets and have additional features that result in different payment structures and/or expirations. Currency options involve substantial currency risk, and may also involve credit, leverage or illiquidity risk.

Options

The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Volume of Derivative Activities

The Fund considers the average month-end notional amounts during the period, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the period ended December 31, 2025:

	Long exposure		Short exposure
	Notional	Number of	Notional	Number of
Primary underlying risk	amounts	contracts	amounts	contracts
Foreign currency exchange rate
Foreign currency exchange contracts	$261,810,025	31	$101,811,543	11
Foreign currency options	2,762,910,000	2	-	-
Equity price
Equity options	79,020,000	2	-	-
Total return swaps	14,134,768	1	-	-
Total	$3,117,874,793	36	$101,811,543	11

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

8. Derivative contracts and associated risks (continued)

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table identifies the fair value amounts of derivative instruments included in the Consolidated Statement of Assets and Liabilities as derivative contracts, categorized by primary underlying risk, at December 31, 2025. Balances are presented on a gross basis, prior to the application of the impact of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the net realized gain (loss) on derivative contracts and net change in accumulated unrealized appreciation (depreciation) on derivative contracts in the Consolidated Statement of Operations, categorized by primary underlying risk, for the period ended December 31, 2025:

			Change in
			Unrealized
	Derivative	Derivative	Appreciation/	Realized
Primary underlying risk	Assets	Liabilities	(Depreciation)	Gain/(Loss)
Foreign currency exchange rate
Foreign currency exchange contracts	$1,511,697	$1,037,323	$474,374	$-
Foreign currency options	288,914	-	(50,562)	6,636
	1,800,611	1,037,323	423,812	6,636

Equity price
Equity options	148,565	-	(481,795)	-
Total return swaps	3,930,664	-	3,920,981	597,506
	4,079,229	-	3,439,186	597,506
Total	$5,879,840	$1,037,323	$3,862,998	$604,142

9. Offsetting assets and liabilities

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable netting arrangement or similar agreement or meet the following right of set-off criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of December 31, 2025, the Fund holds financial instruments and derivative instruments that are eligible for offset in the Consolidated Statement of Assets and Liabilities and are subject to a netting arrangement. The netting arrangement allows the counterparty to net any collateral held on behalf of the Fund or liabilities or payment obligations of the counterparty against any liabilities or payment obligations of the Fund to the counterparty.

The following table provides disclosure regarding the potential effect of offsetting of recognized assets presented in the Consolidated Statement of Assets and Liabilities:

	Gross amounts of
	Assets Presented	Net Amounts Not Offset in
	in the	Consolidated Statement of
	Statement of	Assets and Liabilities
	Assets	Financial	Cash Collateral
	and Liabilities	instruments(a)	Paid(a)	Net amount
Goldman Sachs International	$4,567,310	$(421,760)	$-	$4,145,550
Morgan Stanley Capital Services LLC	1,192,137	(615,563)	-	576,574
State Street Bank and Trust Company	120,393	-	-	120,393
Total	$5,879,840	$(1,037,323)	$-	$4,842,517

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

9. Offsetting assets and liabilities (continued)

The following table provides disclosure regarding the potential effect of offsetting of recognized liabilities presented in the Consolidated Statement of Assets and Liabilities:

	Gross amounts of
	Liabilities Presented	Net Amounts Not Offset in
	in the	Consolidated Statement of
	Statement of	Assets and Liabilities
	Assets	Financial	Cash Collateral
	and Liabilities	instruments(a)	Paid(a)	Net amount
Goldman Sachs International	$421,760	$(421,760)	$-	$-
Morgan Stanley Capital Services LLC	615,563	(615,563)	-	-
Total	$1,037,323	$(1,037,323)	$-	$-

(a) Reported collateral posted or pledged within this table is limited to the net outstanding amount. The securities or cash posted or pledged as collateral may exceed these amounts.

10. Investment Transactions

For the period ended December 31, 2025, total purchases of investments in public companies and private companies amounted to $4,264,443,878 and total payments for investments in public companies sold short amounted to $579,197,026. For the same period, total distribution proceeds from sale, redemption, or other disposition of investments in public companies amounted to $1,167,287,830 and total proceeds of investments in public companies sold short amounted to $836,357,125. Purchases and sales of short-term investments or U.S. Government securities are excluded from these amounts. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information as to the amounts of taxable income allocated to the Fund as of December 31, 2025.

11. Tax Basis Information

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

For the tax year ended December 31, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Total Distributable Earnings
$(1,192,957)	$1,192,957

The reclassifications were primarily related to excise taxes paid and tax adjustments for wholly-owned subsidiaries.

The tax character of distributions paid for the tax year ended December 31, 2025 was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2025	$9,219,237	$-	$-	$9,219,237

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Capital Gains	Ordinary Late Year Loss Deferral	Post October Loss	Net Unrealized Appreciation/ (Depreciation)	Total
$-	$-	$-	$(7,692,393)	$403,367,852	$395,675,459

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

11. Tax Basis Information (continued)

As of December 31, 2025, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$435,027,666	$(32,620,043)	$-	$402,407,623	$3,318,096,283

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to tax adjustments on certain investments such as wash sale and straddle loss deferrals.

12. Commitments and Contingencies

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Management feels that the likelihood of such an event is remote.

13. Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s Private Market Investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile, and a shareholder could incur a total or substantial loss of its investment.

Limited Operating History. The Fund is a non-diversified, closed-end management investment company with limited operating history. The Fund has limited historical financial statements and other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on the Adviser and Key Personnel. The Fund will be dependent on the activities of the investment team. The Adviser will have sole discretion over the investment of the Fund’s assets, as well as the ultimate realization of any profits. Therefore, the Fund and the shareholders will be relying on the management expertise of the Adviser in identifying, acquiring, administering and disposing of the Fund's investments. The loss of any individual member of the investment team could have a material, adverse effect on the Fund. If for any reason one or more members of the investment team should cease to be involved in the investment management of the Fund, suitable replacements may be difficult to obtain, with the result that the performance of the Fund may be adversely affected. There can be no assurance that each of the investment professionals currently affiliated with the Fund, the Adviser or their affiliates will continue to be affiliated with the Fund and the Adviser throughout the life of the Fund.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

13. Risk Factors (continued)

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

Repurchase of Shares Risk. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV and the Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a shareholder tenders due to the illiquidity of the Fund investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its shareholders unless called for under the provisions of the Investment Company Act.

Restrictions on Transfers. Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the Investment Company Act, which means it is not subject to percentage limitations under the Investment Company Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments.

A portion of the Fund’s assets will consist of investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Accordingly, because there is not a readily available market value for some of the investments in the Fund’s portfolio, those portfolio investments are valued at fair value as determined in good faith by the Adviser, as the Board’s valuation designee, in accordance with the Adviser’s valuation policies and procedures and subject to oversight of the Board. The Adviser may use an independent pricing service or prices provided by dealers to fair value certain of the Fund’s assets that do not have readily available market quotations. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Adviser as the Fund’s valuation designee. In addition, the timing of liquidations of portfolio investments may also affect the values obtained on liquidation. The Fund intends to invest in Private Assets for which no public market exists. There can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s fair valuation of such investments.

The Fund’s NAV is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

Coatue Innovative Strategies Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2025

13. Risk Factors (continued)

Amount or Frequency of Distributions. The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the Code. See “Distributions”. Nevertheless, the Fund cannot assure shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations. For additional information regarding derivatives risk, see Note 8.

14. Subsequent Events

On January 26, 2026, the Fund commenced a tender offer to purchase up to 5% of its outstanding shares as of December 31, 2025. As of the close of business on December 31, 2025, the net asset value of the Fund was approximately $3,655,815,085 and there were approximately 307,803,798 Shares outstanding, comprised of 134,865,924 Class S Shares, 2,795,724 Class D Shares and 170,142,150 Class I Shares. As of the close of business on December 31, 2025, the net asset value per Class S Share was $11.81, the net asset value per Class D Share was $11.10, and the net asset value per Class I Share was $11.94.

The tender offer expired on February 24, 2026.

Management has evaluated the events and transactions through the date the consolidated financial statements were issued and has determined that there were no other subsequent events that would require disclosure or adjustment to in the Fund’s consolidated financial statements.

Coatue Innovative Strategies Fund

Additional Information (Unaudited)

December 31, 2025

Rider

Fund Management

Trustees: Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Independent Trustees and Interested Trustees. As set forth in the Fund’s Amended and Restated Declaration and Agreement of Trust, each Trustee’s term of office shall continue until his or her death, retirement, resignation or removal.

Independent Trustees

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Annette Capretta Birth Year: 1961	Since inception	Chief Counsel, ICI Global Affairs at the Investment Company Institute (2022-2025); Associate General Counsel of Investment Company Institute (2020-2022)	1	None

Stephen Harvey Birth Year: 1954	Since inception	Emeritus Chief Financial Officer of Mount Sinai Health System (2024-2025); Executive Vice President and Chief Financial Officer of Mount Sinai Health System (2021-2024); Senior Vice President and Chief Financial Officer of Icahn School of Medicine at Mount Sinai Health System (1999-2021)	1	Mitral Foundation; Valentine Fuster Mount Sinai Foundation for Science, Health and Empowerment

Tommy Huie Birth Year: 1964	Since inception	Private investor (2017-present)	1	Rice University; Rice Management Company; Chicago Quantitative Alliance; Jones Graduate School of Business

Interested Trustee

Nathan Urquhart*** Birth Year: 1978	Since inception	President and Head of Investor Relations of Coatue Management, L.L.C. (2022-present); Managing Director and Global Head of Investor Relations of The Carlyle Group (2019-2022)	1	None

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.

**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

***	“Interested person,” as defined in the Investment Company Act, of the Fund. Nathan Urquhart is an interested person of the Fund due to his affiliation with the Adviser.

Coatue Innovative Strategies Fund

Additional Information (Unaudited)

December 31, 2025

Rider (continued)

Fund Management (continued)

Executive Officers

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Philippe Laffont, Chief Executive Officer Birth Year: 1967	Since inception	Founder and Portfolio Manager of Coatue

Nathan Urquhart, President and Principal Executive Officer Birth Year: 1978	Since inception	President and Head of Investor Relations at Coatue (2022-present); Partner and Global Head of Investor Relations at Carlyle (2019-2022)

Eric Sacks, Chief Financial Officer Birth Year: 1977	Since inception	Chief Financial Officer and Co-Chief Operating Officer at Coatue (2024-present); Chief Financial Officer and Co-Chief Operating Officer at Davidson Kempner Capital Management (2016-2024)

Matthew Watkins, Chief Compliance Officer Birth Year: 1975	Since inception	Chief Compliance Officer at Coatue (2024-present); Chief Compliance Officer at KKR Real Estate and Deputy Chief Compliance Officer at KKR Private Markets (2017-2024)

Claire Jen, Secretary Birth Year: 1987	Since inception	Deputy General Counsel at Coatue (2022-present); Assistant General Counsel at Rent the Runway (2018-2022)

Proxy Voting Record

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 212-715-5100 or (ii) by visiting the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov, or without charge and upon request by calling the Fund at 212-715-5100.

The Fund makes public certain information about its investments. For more information about the Fund, visit www.coatuectek.com. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

U.S. Tax Distribution Information to Shareholders

Corporate Dividends Received Deduction: For the fiscal year ended December 31, 2025, 15.58% of ordinary income dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income: For the fiscal year ended December 31, 2025, 30.61% of ordinary income dividends paid by the Fund is considered qualified dividend income eligible for reduced tax rates.

*	The address of each officer is care of the Secretary of the Fund at 9 West 57th Street, 25th Floor, New York, NY 10019.

Coatue Innovative Strategies Fund

Additional Information (Unaudited)

December 31, 2025

PRIVACY NOTICE

WHAT DOES COATUE MANAGEMENT, L.L.C.
DO WITH PERSONAL INFORMATION PROVIDED BY INDIVIDUAL INVESTORS?

Financial companies choose how they share your personal information. Federal law gives you the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our individual investors or former investors to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing investment management services to the Coatue funds and other Coatue clients and affiliates1. This information includes your:

●	Social security number;

●	Passport or other identification documents and information;

●	Asset and net worth information;

●	Investment experience;

●	Transaction history;

●	Income; and

●	Account information and wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example when you give us your contact information, subscribe for interests in a Coatue fund/client/affiliate, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates1 or other non-affiliated companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business, and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

●	To provide investment management services to the Coatue funds/clients/affiliates;

●	To open an account for you;

●	To process a transaction for or otherwise service your account;

●	To issue reports to you;

●	To market products and services to you;

●	To respond to court orders and legal investigations.

Disclosure to others. We may provide your personal information in the process of our everyday business, as described above, to our affiliates and to other nonaffiliated firms that assist us in servicing or maintaining your account as well as any of their affiliates with a need for such information, such as brokers, fund administrators, or technology service providers that assist us in operating, maintaining, or improving our systems and services. We may also disclose such information to service providers and financial institutions with whom we have joint marketing arrangements (i.e., a formal agreement between non-affiliated financial companies that together market financial products or services to you, such as placement agents). We require third-party service providers and financial institutions with which we have joint marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them.

[1]	Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies. These may include third-party consultants hired by investors or placement agents that distribute the Coatue Funds.

Coatue Innovative Strategies Fund

Additional Information (Unaudited)

December 31, 2025

These sharing practices are consistent with Federal privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the Federal privacy laws only give you the right to limit certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with non-affiliates for them to market to you).

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and office access.

Who is providing this Privacy Notice. This Privacy Notice is being provided to all of Coatue Management’s funds, clients as well as any of its affiliates.

Who to contact with questions. If you have any questions about this Privacy Notice, you can e-mail compliance@coatue.com.

The Statement of Additional Information (SAI) of the Fund includes additional information about the board members and is available, without charge, upon request. Shareholders may call (212) 715-5100 to request the SAI.

(b) Not applicable.

Item 2. Code of Ethics.

(a)	Coatue Innovative Strategies Fund (the “Registrant”) has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has made no material changes to its code of ethics during the period covered by this Form N-CSR.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial expert is Tommy Huie and has been deemed to be “independent” as that term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

The firm of KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements were:

2025
$220,000

(b) Audit-Related Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed for assurance and related services rendered by KPMG that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2025
$28,000

(c) Tax Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed for tax compliance, tax advice, and tax planning by KPMG were:

2025
$73,000

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and excise tax returns.

(d) All Other Fees

For the fiscal year ended December 31, 2025, the aggregate fees billed by KPMG to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2025
$500

(e)(1) The Registrant's Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X for services that the auditor may perform for the Registrant.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, or rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended December 31, 2025 were $101,500.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager:

Philippe Laffont has overall responsibility for the structuring of the Fund’s investment portfolio, the generation of investment strategies and the implementation of all portfolio transactions for the Fund. In certain instances, Mr. Laffont will authorize one or more senior investment professionals to place orders to effectuate his investment strategy for the Fund. In addition, on a limited basis, Mr. Laffont may authorize one or more senior investment professionals to make discretionary investments for the Fund as part of the Adviser’s process to develop new investment ideas for the portfolio or similar purposes subject to his overall supervision.

Mr. Philippe Laffont received his French Baccalaureate at the Lycée Français de New York. He graduated from the Massachusetts Institute of Technology, Cambridge, Massachusetts, with a Master’s degree in Computer Science (1991) and Bachelor of Science degrees in Computer Science and Economics (1989). In his Master’s thesis, Mr. Laffont developed an operating system and a graphical user interface for the NuMesh multi-processor computer. His work, along with that of other members of the team, was published in the Proceedings of the International Conference on Supercomputing, July 1993. After graduation, Mr. Laffont worked for McKinsey & Co. as an analyst for management consulting projects in Madrid, Spain. He joined Tiger Management in 1996 as a research analyst. Mr. Laffont formed Coatue in December 1999 and has been the principal decision-maker for Coatue since inception.

(a)(2) Other Accounts Managed as of December 31, 2025.

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Phillippe Laffont
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	125	$88,633,610	72	$84,972,626
Other Accounts	2	$306,282	2	$306,282

Conflicts of Interest

Various actual and potential conflicts of interest arise from the portfolio manager’s management of multiple accounts. When conflicts of interest arise, the Adviser endeavors to ensure that the conflicts are resolved fairly and in an equitable manner that is consistent with its fiduciary duties. The Adviser has in place policies and procedures that it believes are reasonably designed to identify and resolve conflicts of interest related to the management of multiple accounts, including those related to investment allocation and best execution.

Certain accounts managed by the Portfolio Manager have investment objectives and investment strategies similar to, or overlapping with, those of other accounts and certain accounts have investment objectives and strategies that are dissimilar to other accounts. Advice and securities recommendations to purchase and sell securities for, and take action with respect to, one or more accounts may differ and may conflict with advice or recommendations with respect to, securities purchased and sold for, or action taken with respect to, other accounts, even in cases where the investment objectives may be the same or similar.

The level of performance compensation and management fees that the Adviser (or its affiliates) is entitled to receive from the accounts it manages varies both in amounts and structures. As a result, the Adviser and its investment personnel may have an incentive to favor accounts that pay the Adviser higher performance compensation and fees.

The Adviser may be subject to conflicts relating to its selection of brokers, dealers and counterparties on behalf of its clients. The Adviser may, consistent with its obligation to seek best execution, effect securities transactions with a broker which causes clients to pay the broker commissions in excess of the commissions another broker would have charged. In selecting brokers, the Adviser takes into account a variety of factors including the rate of commissions and other execution-related costs, execution capability, financial stability and reputation of the brokerage firm, and the value of research, brokerage or other services provided by the broker, as well as other factors that the Adviser deems relevant.

(a)(3) Portfolio Manager Compensation

Mr. Laffont’s compensation consists of periodic distributions and an allocation of the net earnings from Coatue Management Partners LP, the managing member of the Adviser, and affiliated entities in his role as the principal of each entity. The level of the Adviser’s and its affiliates profitability in turn is dependent on the fees received from the Fund and its other advisory clients, which may include fees based on performance where applicable.

(a)(4) Share Ownership in Registrant as of December 31, 2025.

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Phillippe Laffont							X

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Coatue Innovative Strategies Fund

By (Signature and Title):	/s/ Nathan Urquhart
Nathan Urquhart
President and Principal Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Nathan Urquhart
Nathan Urquhart
President and Principal Executive Officer

Date:	March 6, 2026

By (Signature and Title):	/s/ Eric Sacks
Eric Sacks
Chief Financial Officer

Date:	March 6, 2026